UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2023

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Option Grants

Effective May 14, 2023, the Board of Directors of Vertex Energy, Inc. (the “Company”), with the recommendation of the Compensation Committee of the Board of Directors, in connection with the Company’s annual equity compensation review, approved the grant of stock options to certain individuals, including awards to the following named executive officers: (a) Benjamin P. Cowart, the President and Chief Executive Officer of the Company (options to purchase 48,603 shares); (b) Chris Carlson, the Chief Financial Officer of the Company (options to purchase 26,433 shares); (c) James Rhame, the Chief Operating Officer of the Company (options to purchase 31,976 shares); (d) Alvaro Ruiz, the Chief Strategy Officer of the Company (options to purchase 24,301 shares); and (e) Douglas Haugh, the Chief Commercial Officer of the Company (options to purchase 150,000 shares, which were due to Mr. Haugh pursuant to the terms of his employment agreement with the Company), each in consideration for services rendered and to be rendered to the Company.

The options were granted under the Company’s 2019 Equity Incentive Plan (the “2019 Plan”), except for 75,000 of Mr. Haugh’s options which were granted under the Company’s Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”, and together with the 2019 Plan, the “Plans”) and the options had a term of ten years, subject in all cases to the terms and conditions of the Plans and the award agreements to be entered into to evidence such grants, and each officer’s or employee’s continued service with the Company.  The Options vest to each individual at the rate of 1/4th of such awarded options per year on each of May 14, 2024, 2025, 2026 and 2027 (except for Mr. Haugh’s options, which vest to him on each of April 17, 2024, 2025, 2026 and 2027, the anniversaries of the effective date of this employment agreement with the Company).  The options have an exercise price of $6.46 per share, the closing sales price of the Company’s common stock on the NASDAQ Capital market on May 12, 2023, the last trading day prior to the approval of the grants. The Plans have been registered on a Form S-8 Registration Statement previously filed by the Company with the Securities and Exchange Commission.

The description of the options above is qualified in its entirety by the terms of the Option Agreements to be entered into to evidence each grant, forms of which are incorporated by reference herein as Exhibits 10.2 and 10.4 and the Plans, copies of which are incorporated by reference herein as Exhibit 10.1 and 10.3, the terms of which are incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Vertex Energy, Inc. 2019 Equity Incentive Plan (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 1, 2019, and incorporated herein by reference)(File No. 001-11476)
10.2	Vertex Energy, Inc. Amended and Restated 2020 Equity Incentive Plan (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 21, 2021, and incorporated herein by reference)(File No. 001-11476)
10.3	Form of 2019 Equity Incentive Plan Stock Option Agreement (Filed as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 23, 2020, and incorporated herein by reference)(File No. 001-11476)
10.4	Form of 2020 Equity Incentive Plan Stock Option Agreement (Filed as Exhibit 4.5 to the Registration Statement on Form S-8, filed by the Company with the Securities and Exchange Commission on February 25, 2021, and incorporated by reference herein (File No. 333-253523)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: May 16, 2023	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer